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                                                                   Exhibit 10.12
                                                                   -------------

                     THIS WARRANT AND THE SHARES OF COMMON
                  STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT
                        TO THE RESTRICTIONS ON TRANSFER
                    SET FORTH IN SECTION 4 OF THIS WARRANT
                -----------------------------------------------


   Common Stock Purchase Warrant No. 1                Number of Shares: 300,000

   Date of Issuance: December 31, 1997


                           Switchboard Incorporated
                           ------------------------

                         Common Stock Purchase Warrant
                         -----------------------------



     Switchboard Incorporated, a Delaware corporation (the "Company"), for value received, hereby certifies that Continuum Software Inc., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to 300,000 shares (the "Warrant Shares") of Common Stock, $.01 par value per share (the "Common Stock"), for a purchase price of $2.00 per share, at any time or from time to time on or after the date specified in the following paragraph and before 5:00 p.m. (Boston, Massachusetts time) on the earlier of the following dates (the "Termination Date"): (i) December 31, 2000 and (ii) the termination of the Technology Development and Marketing Agreement dated as of November ___, 1997 by and between the Company and the Registered Holder.

     1.   Exercise.
          --------

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, to the extent then exercisable, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered
                                     ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, by certified or bank check or wire transfer, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) In the event of the exercise of this Warrant, if the Registered Holder so elects, the Registered Holder will receive shares of Common Stock equal to the value of the Warrant Shares to be purchased upon such exercise by surrender of this Warrant at the location and in the manner described in Section 1(a) together with notice of such election, in which event the Company shall issue to the Registered Holder that number of shares of the Company's Common Stock computed using the following formula:
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               X = Y (A-B)
                   -------
                      A

          Where:    X =  the number of shares of Common Stock to be issued to
                         the Registered Holder.

                    Y = the number of shares of Common Stock requested to be exercised under this Warrant (at the date of such calculation).

                    A = the Fair Market Value (as defined below) of one share of the Company's Common Stock (at the date of such calculation).

                    B = Purchase Price (as adjusted to the date of such calculation).

          An example of this calculation is attached hereto as Exhibit II.
                                                               ----------

          (c) For purposes of this Section 1, "Fair Market Value" of one share of the Company's Common Stock shall mean (i) if the Company's Common Stock is then listed on a national securities exchange or on The Nasdaq Stock Market, the last reported sale price on such date; or (ii) otherwise, the fair market value as determined by the Board of Directors of the Company.

          (d) Each exercise of this Warrant shall be deemed to have been effected at the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

              (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the

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number of Warrant Shares equal (without giving effect to any adjustment therein)
to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise

     2.   Adjustments.
          -----------

          (a) General.  The Purchase Price shall be subject to adjustment from
              -------
time to time pursuant to the terms of this Section 2.

          (b) Recapitalizations.  If outstanding shares of the Company's Common
              -----------------
Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (c) Mergers, etc.  If there shall occur any capital reorganization or
              ------------
reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(b) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property (including cash) which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. For purposes of any such adjustment, the number of Warrant Shares of the Company for which this Warrant is exercisable shall be fixed immediately prior to the effective time of such transaction based on the formula set forth in the second paragraph of this Warrant.

          (d) Adjustment in Number of Warrant Shares.  When any adjustment is
              --------------------------------------
required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount

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equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (e) Certificate of Adjustment.  When any adjustment is required to be
              -------------------------
made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price and number of Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

     3.   Fractional Shares.  The Company shall not be required upon the
          -----------------
exercise of this Warrant to issue any fractional shares, but shall make a proportionate adjustment therefor in cash.

     4.   Requirements for Transfer.
          -------------------------

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

          (b) Notwithstanding the provisions of paragraph 4(a) above, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

          (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated (i) without the prior written consent of the Company and (ii) unless and until such securities are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as (i) they are sold pursuant to an effective registration statement under the Act registering such Warrant Shares, Section 4(1) of the Act or

                                      -4-
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Rule 144 under the Act or (ii) they become eligible for resale pursuant to Rule
144(k) under the Act.

          (d) Any sale or other disposition of this Warrant and the Warrant Shares is restricted by a Right of First Refusal and Co-Sale Agreement, dated as of the date hereof, to which the Company and the Registered Holder are parties.

     5.   No Impairment.  The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6.   Notices of Record Date, etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

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     7.   Reservation of Stock.  The Company will authorize and at all times
          --------------------
reserve and keep available from its authorized but unissued stock, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     8.   Exchange of Warrants.  Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9.   Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     10.  Transfers, etc.
          --------------

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this warrant and all rights hereunder are transferrable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit III
                                                                 -----------
hereto) at the principal offices of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                        --------  -------
Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11.  Mailing of Notices, etc.  All notices and other communications from
          -----------------------
the Company to the Registered Holder of this Warrant shall be delivered by hand, mailed by overnight courier using a nationally recognized courier or first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the

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Company shall be delivered by hand, mailed by overnight courier using a nationally recognized courier or first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. Notices provided in accordance with this Section 11 shall be deemed delivered upon personal delivery, one business day after being sent by overnight courier or two business days after deposit in the mail. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     12.  No Rights as Stockholder.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     13.  Change or Waiver.  Any term of this Warrant may be changed or waived
          ----------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     14.  Headings.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     15.  Governing Law.  This Warrant will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware.

     16.  Costs.  The prevailing party in any dispute arising out of or relating
          -----
to this Warrant shall be entitled to reasonable attorneys' fees and costs incurred in defending or pursuing such dispute.

     17.  Facsimile Signatures.  This Warrant may be executed by facsimile
          --------------------
signature.

                              SWITCHBOARD INCORPORATED

                              By: /s/ Douglas McIntyre
                                  -----------------------------

                              Title: President
                                     --------------------------

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                                                                       EXHIBIT I
                                                                       ---------


                                 PURCHASE FORM
                                 -------------


To: ____________________                       Dated: ___________________


     The undersigned, pursuant to the provisions set forth in the attached Common Stock Purchase Warrant (No. _), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.


                              Signature: _________________________

                              Address: ___________________________

                                       ___________________________

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                                                                      EXHIBIT II
                                                                      ----------


                             EXAMPLE OF CALCULATION
                             ----------------------

     The Registered Holder exercises this Warrant with respect to 50,000 Warrant Shares. The Fair Market Value per Warrant Share on the date of such exercise is $12.00. The Purchase Price per Warrant Share on the date of such exercise is $6.00. The number of Warrant Shares that the Registered Holder will be issued by the Company is 25,000, as follows:

          X = 25,000
          Y = 50,000
          A =  12.00
          B =   6.00

          25,000 = 50,000 (12.00 - 6.00)
                   ---------------------
                          12.00

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                                                                     EXHIBIT III
                                                                     -----------


                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Common Stock Purchase Warrant (No. _) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee              Address              No. of Shares
----------------              -------              -------------






Dated: __________________              Signature: ______________________________

Dated: __________________              Witness: ________________________________

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